*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission

Exhibit 10.34

FIFTH AMENDMENT TO YARN PURCHASE AGREEMENT

THIS FIFTH AMENDMENT TO YARN PURCHASE AGREEMENT (this “Fifth Amendment”) is made and entered into as of the 25th day of June, 2014 by and between Hanesbrands Inc., a Maryland corporation, with a principal place of business located at 1000 East Hanes Mill Road, Winston Salem, NC 27105 (“Buyer” or “HBI”), and Unifi Manufacturing, Inc., a North Carolina corporation, with a principal place of business located at 7201 West Friendly Avenue, Greensboro, NC 27410 (“Supplier” or “UMI”).

RECITALS

A.     Buyer and Supplier previously entered into a Yarn Purchase Agreement dated November 6, 2009 (as amended, the “Agreement”).

B.     Buyer and Supplier entered into a First Amendment to the Agreement dated July 17, 2012, a Second Amendment to the Agreement dated November 21, 2013, a Third Amendment to the Agreement dated March 28, 2014 and a Fourth Amendment dated May 30, 2014.

B.     Buyer and Supplier desire to amend the terms of the Agreement as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.      Amendments.

1.1    The Agreement is hereby amended by deleting Section 8.1 thereof in its entirety and replacing it with the following Section 8.1:

“8.1     Term. The term of this Agreement shall commence on the Effective Date hereof and shall expire on August 31, 2014 (the “Initial Term”), unless terminated as provided herein.”

1.2    The Agreement is hereby amended by deleting Appendices A-1 through A-3 and replacing them with revised Appendices A-1 through A-6, attached hereto. This amendment 1.2 to the Agreement is effective as of July 1, 2014.

1.3    The Agreement is hereby amended by the deletion of Section 4 of Exhibit A-4 in its entirety and replacing it with the following Section 4:

“4. Spandex- until the expiration of the Term of the Agreement, Supplier shall select the supply source of all spandex items utilized as components or otherwise used or incorporated into Yarn products. The Supplier shall provide [Confidential]* to the Buyer in the following amounts for the following spandex deniers:

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission

i. 15 denier = [Confidential]*

ii. 20 denier = [Confidential]*

iii. 30 denier = [Confidential]* and

iv. 140 denier = [Confidential]*

Any and all specialty spandex products are excluded from [Confidential]*. This amendment 1.3 to the Agreement is effective as of July 1, 2014.

2.     Certain Terms. All capitalized terms not defined herein shall have the same meaning as set forth in the Agreement. Any conflict between terms of this Fifth Amendment and the Agreement will be resolved in favor of this Third Amendment.

3.     No Other Amendments. Except as amended hereby, all the terms and provisions of the Agreement shall remain in full force and effect. Any references in the Agreement to the Agreement shall hereinafter be deemed to refer to the Agreement as amended by this Fifth Amendment.

4.     Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which shall constitute an original, and all such counterparts shall together constitute one instrument.

[signature page follows]

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Fifth Amendment, in the manner appropriate to each, as of the day and year first above written.

HANESBRANDS INC. /s/ MIKE FAIRCLOTH Name: Mike Faircloth Title: President Chief Global Operations Officer	UNIFI MANUFACTURING, INC. /s/ BYRON SHARRON Name: Byron Sharron Title: Vice President of Sales

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission

Appendix A-1
											[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras			[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Reference Item	Description	Ply	Den	Fil	Twist	Luster	POY Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Notes	[*]
2107413			E71351S.0.0	1|11|5|	1	11	5	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2107414			E71351Z.0.0	1|11|5|	1	11	5	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090060.B01.50	1/14/10	1	14	10	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090061.B01.50	1/14/10	1	14	10	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000023			N3091130.T01.50	1/15/7	1	15	7	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000024			N3091131.T01.50	1/15/7	1	15	7	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000008	YN002IXNC0000000		N30S4710.T21.50	1|20|7	1	20	7	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000009	YN002JXNC0000000		N30S4711.T22.50	1|20|7	1	20	7	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2146956	YN008XNC0000000		N3090070.B10.50	1/23/28	1	23	28	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2147047	YN009XNC0000000		N3090071.B10.50	1/23/28	1	23	28	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090901.Q2S.50	1|30|10	1	30	10	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3091260.T2D.57	1/30/34	1	30	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3091261.T2D.57	1/30/34	1	30	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000013	YN004IXNC0000000		N30S6810.T2D.50	1/40/13	1	40	13	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000014	YN004JXNC0000000		N30S6721.T2D.50	1/40/13	1	40	13	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3090832.T2B.50	1/40/13 Sol dye black	1	40	13	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000033	YN004CXNC0000000		N30S6790.T22.50	1/40/34	1	40	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000034	YN004DXNC0000000		N30S6791.T22.50	1/40/34	1	40	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN004CXNC0000000		N3022150.Q2D.50	1/40/34	1	40	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN004DXNC0000000		N3022151.Q2D.50	1/40/34	1	40	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2101635	YN0064XNC0000000		N30S6762.62C.50	2/40/34	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163978	YN002AXNC0000000		N3090762.R2C.50	2/40/34 Arafelle	2	40	34	2 Ply	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165528	YN007EXNC0000000		N3090402.62R.50	2|40|34|Cationic Pastelle	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165529	YN003UXNC0000000		N3091162.R2R.50	2|40|34| Deep Dye	2	40	34	2 PLY	DEEP DYE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
			N3038932.B21.50	2/40/34	2	40	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2182740	YN0011XNC0000000		N30S4670.T1B.50	1/50/92	1	50	92	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2182741	YN0013XNC0000000		N30S4671.T1B.50	1/50/92	1	50	92	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2180736	YN0021XNC0000000		N30S8772.E2B.50	2/50/92	2	50	92	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000037	YN002VXNC0000000		N30S8670.62C.50	1/68/68	1	68	68	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000038	YN002WXNC0000000		N30S8671.62C.50	1/68/68	1	68	68	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2117111	YN0075XNC0000000		N30S8682.62C.50	2/68/68	2	68	68	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000019			N30S7000.T2D.50	1/70/34	1	70	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000020			N30S7001.T2D.50	1/70/34	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0854WHT000S000		N30S6830.629.50	1/70/34	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN00856WHT000Z000		N30S6831.629.50	1/70/34	1	70	34	S TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
		19395	N3021221.621.50	1|70|34|	1	70	34	Z TWIST	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000258			N30S7022.T2B.50	2/70/34	2	70	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]				[*]
		19594	N3020992.T2B.50	2/70/34 FF Oil	2	70	34	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007QXNC0000000		N3057050.B2C.50	1|70|46 Novva	1	70	46	S TWIST	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007RXNC0000000		N3057051.B2C.50	1|70|46 Novva	1	70	46	Z TWIST	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN007SXNC0000000		N3021502.62B.50	2|70|46|BRIGHT	2	70	46	2 PLY	BRIGHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
		19595	N3021062.D21.50	2/70/68 Full Dull	2	70	68	2PLY	FULL DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN4029XNC0000000		N3021782.Q21.50	2/70/68 SD	2	70	68	2 PLY	SEMI DULL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix - A2
																[*]				Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras			[*]
Hosiery SAP #	Intimates/Seamless SAP #	Reference Item	Description	Core Spandex Denier	Cover DTY Den	Cover DTY Fil	Cover Flat Den	Cover Flat Fil	TPI	Core Supplier	Cover Supplier	Core %	Cover %	Nominal Core Spandex Price	Cover DTY Price	Cover Flat Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Notes	[*]
2000300		C3ES155M.001.40	10|1|7|5 Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000301		C3ES155M.002.40	10|1|7|5 Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2181694		C3NS215M.171.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2181694		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2181695		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2181695		C3NS215M.172.40	10|1|7|5 Fusible/Flat	10			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2188257		C3NS267M.W61.40	10|1|15|7 brt oval	10			15	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2188258		C3NS267M.W62.40	10|1|15|7 brt oval	10			15	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000067		C3ES232M.171.40	10|1|23|28	10	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000068		C3ES232M.172.40	10|1|23|28	10	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165530		C3ES241M.W71.40	10|2|40|34	10	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2165531		C3ES241M.W72.40	10|2|40|34	10	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2159244		C3YS195R.171.40	15|1|7|5 Flat	15			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2159245		C3YS195R.172.40	15|1|7|5 Flat	15			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000171		C3ES261M.W51.40	15|1|14|10	15	14	10			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000172		C3ES261M.W52.40	15|1|14|10	15	14	10			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163747		C3ES279M.W71.40	15|1|30|34	15	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2163748		C3ES279M.W72.40	15|1|30|34	15	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189837		C3ES275M.W61.40	15|1|50|92 dyeable spandex	15	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189838		C3ES275M.W62.40	15|1|50|92 dyeable spandex	15	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129687		C3AS254M.W71.40	20|1|7|5 Flat	20			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129688		C3AS254M.W72.40	20|1|7|5 Flat	20			7	5	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2131540		C3MS144R.088.40	20|1|10|7 Flat/Double Cov	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177767		C3NS225M.171.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2177767		C3NS225M.171.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight price	[*]
2177768		C3NS225M.172.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2177768		C3NS225M.172.40	20|1|10|7 Fusible/Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight price	[*]
2000204		C3ZS265M.W61.40	20|1|10|7 Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000205		C3ZS265M.W62.40	20|1|10|7 Flat	20			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129689	YN004GXNC0000000	C3AS249M.W71.40	20|1|15|7	20	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2129690	YN004HXNC0000000	C3AS249M.W72.40	20|1|15|7	20	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0023XNC0000000	C3YS278M.W61.40	20|1|20|12	20	20	12			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0024XNC0000000	C3YS278M.W62.40	20|1|20|12	20	20	12			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189067		C3AS270M.W71.40	20|1|23|28	20	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2189068		C3AS270M.W72.40	20|1|23|28	20	23	28			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0085XNC0000000	C3AS280.W61.40	20|1|30|34	20	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN0086XNC0000000	C3AS280.W62.40	20|1|30|34	20	30	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2150087		C3E2398M.171.40	20|1|40|13	20	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2150088		C3E2398M.172.40	20|1|40|13	20	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000114	YN002LXNC000000	C3AS253M.171.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000115	YN002MXNC000000	C3AS253M.172.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000114	YN002LXNC000000	C3ZS264M.W71.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000115	YN002MXNC000000	C3ZS264M.W72.40	20|1|40|34|	20	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177887		C3AS255M.W71.40	20|1|50|92	20	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2177888		C3AS255M.W72.40	20|1|50|92	20	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000109		C3AS250M.W71.40	20|1|70|34	20	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000110		C3AS250M.W72.40	20|1|70|34	20	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2179301		C3ES271M.W61.40	30|1|15|7	30	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2179302		C3ES271M.W62.40	30|1|15|7	30	15	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2151953		C3AS274R.W7B.40	40|1|10|7 Flat/Double Cov	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184679		C3LS238M.171.40	40|1|10|7 T902C/Flat	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184680		C3LS238M.172.40	40|1|10|7 T902C/Flat	40			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2100000	YN001SXNC0000000	C3AS272M.W61.40	40|1|20|7	40	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2100001	YN001TXNC0000000	C3AS272M.W62.40	40|1|20|7	40	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2169501		C3AS259M.W71.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2169502		C3AS259M.W72.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN002ZXNC0000000	C3L2212M.171.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN003AXNC0000000	C3L2212M.172.40	40|1|40|34	40	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184217		C3AS269M.W71.40	40|1|68|68	40	68	68			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2184218		C3MS269M.W72.40	40|1|68|68	40	68	68			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2180607		C3NS200M.171.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2180607		C3NS200M.171.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Seafreight Price	[*]
2180608		C3NS200M.172.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2180608		C3NS200M.172.40	50|1|10|7 Fusible/Flat	50			10	7	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					Airfreight Price	[*]
2000151		C3YS273M.W71.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000152		C3YS273M.W72.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000178	YN005UXNC0000000	C3A2489M.W71.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000179	YN005VXNC0000000	C3A2489M.W72.40	70|1|20|7	70	20	7			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2176963	YN009CXNC0000000	C3ES162M.001.40	70|1|26|20 Flat	70			26	20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2176964	YN009DXNC0000000	C3ES162M.002.40	70|1|26|20 Flat	70			26	20	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000087		C3AS276M.W71.40	70|1|40|13	70	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000088		C3AS276M.W72.40	70|1|40|13	70	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2116274	YN003MXNC0000000	C3AS248M.W71.40	70|1|40|34|	70	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2116275	YN003NXNC0000000	C3AS248M.W72.40	70|1|40|34	70	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000093		C3AS247M.W71.40	70|1|70|34	70	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000094		C3AS247M.W72.40	70|1|70|34	70	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2187917		C3ES251M.W71.40	120|1|50|92 T902C	120	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2187918		C3ES251M.W72.40	120|1|50|92 T902C	120	50	92			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000196	YN004AXNC0000000	C3AS258M.W71.40	140|1|40|34	140	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
2000197	YN004BXNC0000000	C3AS258M.W72.40	140|1|40|34	140	40	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN003VXNC0000000	C3ES243M.W72.40	210|1|40|13	210	40	13			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]
	YN002KXNC0000000	C3ES239M.W72.40	210|1|70|34	210	70	34			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]						[*]

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Secuerities and Exchange Commission.

Appendix A-3
																	[*]					Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Reference Item	Description	Core Spandex Denier	Cover 1 DTY Den	Cover 2 DTY Fil	Cover 2 DTY Den	Cover 2 DTY Fil	Twist	Core Supplier	Cover Supplier	Core %	Cover 1%	Cover 2%	Nominal Core Spandex Price	Cover 1 DTY Price	Cover 2 DTY Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
2000085			C3ES345J.W71.50	10 AC 1|40|34|	10			40	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000086			C3ES345J.W72.50	10 AC 1|40|34|	10			40	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008QXNC0000000		C3MS344K.181.50	20 AC 1/20/7	20			20	7	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008RXNC0000000		C3MS344K.182.50	20 AC 1/20/7	20			20	7	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2174180	YN003FXNC0000000		C3E4002K.181.50	20 AC 1|40|34	20			40	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2174181	YN003GXNC0000000		C3E4002K.182.50	20 AC 1|40|34	20			40	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000116			C3ES343J.W71.50	20 AC 1/70/34	20			70	34	S TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000117			C3ES343J.W72.50	20 AC 1/70/34	20			70	34	Z TWIST	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN009NXNC0000000		C3NS339J.17P.50	2/50/92 air covered version		50	92	50	92	2 PLY	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-4

																					Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Core Spanex Denier	Cover 1 DTY Denier	Cover 1 DTY Fil	Cover 2 DTY Denier	Cover 2 DTY Fil	Core Supplier	Cover Supplier	Core %	Cover 1%	Cover 2%	Nominal Core Spandex Price	Cover 1 DTY Price	Cover 2 DTY Price	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
		2291	20 AC 1/150/34 Black	C3E9834K.182.50	20			150	34	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]					[*]	[*]	[*]	[*]					[*]
		2262	20 AC 1/150/72 OB	C3E4338K.W82.50	20			150	72	[*]	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]					[*]	[*]	[*]	[*]					[*]
	YN0059XNC0000000		1/40/34 Nylon & 1/50/36 Poly	X1N6240J		40	34	50	36	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]									[*]
	YN009NXNC0000000		1/68/68 Nylon & 1/70/72 Poly	C3NS340J.H7P.50		68	68	70	72	[*]	[*]		[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]									[*]

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-5
									[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Ply	Den	Fil	POY Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
			1/50/36 Textured Poly	n/a	1	50	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN009MXNC0000000		1/70/34 Cool Grey Poly - Logo - Intimates	H3061500.62R.50	1	70	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
2000062			1/70/34 optical white	D041901U.BD.28	1	70	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		992	1|70|36|56T|NATURAL|SET|NON TS|POLYESTER	P60273A.21.23	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]	[*]	[*]
	YN007MXNC0000000	21059	1/70/34 Blk Poly	H3061931.G2C.50	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21070	1|70|36|56T|NATURAL|STRETCH (El Salvador & Mt. Airy)	P60272A.629.23, H3062141.629.50	1	70	36	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008EXNC0000000		1|70|68|Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | - S twist	H3062270.62C.50	1	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008FXNC0000000		1|70|68|Z TWIST|CATIONIC POLYESTER|SEMI DULL|STRETCH|ROUND|TS| | - Z twist	H3062271.62C.50	1	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN008GXNC0000000		2|70|68|92T|NAT|STR|TS|POLY	P59646A.23C.23	2	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3682XNC0000000		2/70/68 - Warp Knit	P59464A.631.23	2	70	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3236XNC0000000		1/70/72 SD - circular knit Woolwine Asia only	P59098A.631.23	1	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
			1/70/72 SD	n/a	1	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3234XNC0000000		2/70/68 - Circular Knit Wooline Asia only	P5T352A.631.23	2	70	72	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
	YN3231XNC0000000		1/100/96 Warp Knit	P5T260A.61R.23	1	100	96	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21077	1/150/34 Sorbtek BLACK Poly	H3061421.G21.50	1	150	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21090	1/150/34 solution dyed black poly	P53842A.G2C.23	1	150	34	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		203	1/150/48 SD	P59321K.621.26	1	150	48	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21073	1/150/68 OB (Domestic)	H3062351.62E.G9	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21073	1/150/68 OB (El Salvador)	P60153A.62E.23	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21086	1/150/68 OB SORBTEK	H3061361.T2B.50	1	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

		21088	2/150/68 Flame Red Poly - Socks Logo	P56512A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Flame Red Poly - Socks Logo	P56513A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Quicksilver - Poly - Socks Logo	P56520A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Quicksilver - Poly - Socks Logo	P56521A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Power Pink - Poly - Socks Logo	P59701A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Power Pink - Poly - Socks Logo	P59913A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Black - Poly - Socks Logo (Not commodity)	P59452A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Black - Poly - Socks Logo (Not commodity)	P59158A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Royal - Poly - Socks Logo	P56526A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Royal - Poly - Socks Logo	P56527A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Lavendar - Poly - Socks Logo	P56585A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Lavendar - Poly - Socks Logo	P56586A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Begonia Pink - Poly - Socks Logo	P56785A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Begonia Pink - Poly - Socks Logo	P59554A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Pink 14 - Poly - Socks Logo	P56636A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Pink 14 - Poly - Socks Logo	P56637A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Melon - Poly - Socks Logo	P56522A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Melon - Poly - Socks Logo	P56523A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Merrimack - Poly - Socks Logo	P56518A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Merrimack - Poly - Socks Logo	P56519A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Plum Rebellious	P59082A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Plum Rebellious	n/a	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 OB - Poly - Socks Logo	P56892A.62V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 OB - Poly - Socks Logo	P59371A.62V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Diablo Rust - Poly - Socks Logo	P56528A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Diablo Rust - Poly - Socks Logo	P56529A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Sphere - Poly - Socks Logo	P56538A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		22000	3/150/68 Sphere - Poly - Socks Logo	P56539A.G2V.23	3	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		21088	2/150/68 Grass Green	P50897A.G2V.23	2	150	68	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]

* Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, The confidential, redacted portions have been provided separately to the U.S. Securities and Exchange Commission.

Appendix A-6
								[*]			Seamless Puerto Rico				La Libertad		Mt. Airy		Bonaventure		Honduras		[*]
Hosiery SAP #	Intimates/Seamless SAP #	Sock SAP #	Description	Reference Item	Text Denier	Text Fil	Raw Supplier	[*]	[*]	Product Price	Freight	Warehouse	[*]	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	Freight	Total Price	[*]
		19130-000000	2/30/10 Sewing Yarn - Natural	T1Z014i	30	10	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]
		19430-01135P	2/40/13 Sewing Yarn - Black	T1Z020i	40	13	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]					[*]